Exhibit 99.2 September 2024 Innovating the future of cancer care to cure patients and preserve organ function

Legal disclosure This presentation contains forward-looking statements, all of which are qualified in their entirety by this cautionary statement. Many of the forward-looking statements contained herein can be identified by the use of forward-looking words such as may , anticipate , believe , could', expect , should , plan , intend , estimate , will , potential and ongoing , among others, although not all forward-looking statements contain these identifying words. These forward-looking statements include statements about the initiation, timing, progress, results and cost of our research and development programs and our current and future preclinical studies and clinical trials, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available and our research and development programs; statements regarding our expectations for an improved quality of life of patients after treatment with bel-sar; our ability to successfully manufacture our drug substances and product candidates for preclinical use, for clinical trials and on a larger scale for commercial use, if approved; the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates and product candidates; our ability to commercialize our products, if approved; our ability to obtain funding for our operations necessary to complete further development and commercialization of our product candidates; our ability to obtain and maintain regulatory approval of our product candidates; the size and growth potential of the markets for our product candidates and our ability to serve those markets; our financial performance; our expected cash runway into the second half of 2026; and the implementation of our business model, including strategic plans for our business and product candidates. Except as otherwise noted, these forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise any of such statements to reflect events or circumstances occurring after this presentation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled Risk Factors in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC, which are available on the SEC's website at www.sec.gov. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. We caution you not to place undue reliance on the forward-looking statements contained in this presentation. This presentation discusses product candidates that are under preclinical or clinical evaluation and that have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA) or any other regulatory authority. Until finalized in a clinical study report, clinical trial data presented herein remain subject to adjustment as a result of clinical site audits and other review processes. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. 2

# Well positioned with multiple near-term clinical catalysts

### Precision therapy platform

Developing a novel class of drugs called virus-like drug conjugates (VDCs)

Direct tumor cell killing and immune activation

Focal treatment approach to deliver durable response

### Late-stage clinical development

Phase 3 in primary uveal melanoma ongoing

FDA SPA agreement

### Large market opportunity in areas of unmet need

Ocular oncology
>60,000 patients/yr (US/EU)[1–7]

Urologic oncology
~500,000 patients/yr (globally)[8]

### Key upcoming catalysts

Multiple clinical data readouts expected within next 6–12 months, including early phase 1 bladder data

Cash expected to fund operations into 2H 2026

**1.** Yu G-P et al. *Am J Ophthalmol.* 2003;135(6):800-6. **2.** Triay E et al. *Br J Ophthalmol.* 2009;93(11):1524-8. **3.** Newton R et al. *Lancet.* 1996;347(9013):1450-1. **4.** Dalvin LA. *Br J Ophthalmol.* 2018;102(12):1728-1734. **5.** Sun EC et al. *Cancer Epidemiol Biomarkers Prev.* 1997;6(2):73-7. **6.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **7.** American Cancer Society. Key statistics for retinoblastoma. Available at: https://www.cancer.org/cancer/types/retinoblastoma/about/key-statistics.html. Accessed Sept 5, 2024. **8.** Bladder cancer. Putnam & Assoc. Epidemiology Analysis.

**FDA**, United States Food and Drug Administration; **SPA**, Special Protocol Assessment.

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Clinical pipeline across multiple solid tumor indications Program Preclinical Phase 1 Phase 2 Phase 3 Planned milestones Ocular oncology 2024 – Phase 3 enrollment Primary uveal melanoma ongoing Metastases to the choroid 2024 – Phase 2 initiation Multiple primary cancers with metastasis YE 2024 – Initial phase 2 data to the choroid, e.g., breast and lung Ocular surface cancers Other solid tumors Bladder cancer October 2024 – Early phase 1 Non-muscle-invasive (NMIBC) NMIBC data and muscle-invasive (MIBC) a Other mHSPG-expressing tumors 1 *Virus-like drug conjugates (VDCs) bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of heparan sulfate proteoglycans (HSPGs). 1. Kines RC, and Schiller JT. Viruses. 2022;14(8):1656. mHSPG, modified heparan sulphate proteoglycan; MIBC, muscle invasive bladder cancer; NMIBC, non-muscle-invasive bladder cancer; YE, year-end. 4

Bel-sar is a potential first-in-class therapy for multiple solid tumors

# Bel-sar (AU-011) is a VDC designed with dual specificity to reduce potential for off-target effects:

- Selectively binds to tumor cells (not to local healthy tissue)
- Activated only at site of laser administration

## Virus-like drug conjugates (VDCs) are a novel technology platform



Virus-like particle (VLP)
Light-activatable molecules

- Non-replicating viral capsid (no genetic material)
- Derived from HPV
- Multivalent binding to mHSPGs on solid tumor cells

- VLP conjugated to ~200 molecules of phthalocyanine dye
- Activated by standard NIR laser

**Bel-sar (AU-011)**

*VDCs selectively deliver direct tumor cell killing and immune activation*

Fleury MJJ et al. *Mol Biotechnol.* 2014;56(5):479-86. Kines RC, et al. *Int J Cancer.* 2016;138(4):901–11. Kines RC, et al. *Mol Cancer Ther.* 2018;17(2):565–74. Kines RC, et al. *Cancer Immunol Res.* 2021;9:693–706. **HPV**, human papillomavirus; **mHSPG**, modified heparan sulphate proteoglycan; **NIR**, near infrared; **VDC**, virus-like drug conjugate; **VLP**, virus-like particle. Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction.

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Bel-sar has a novel dual mechanism of action Reactive oxygen species disrupts cell membrane and organelles Disruption of tumor cell membrane and pro-immunogenic cell death by necrosis T cell activation and immune-mediated tumor cell killing Potential key differentiation: • Genetic mutation-agnostic • Binding and potency across multiple cancer cell types from different tissue origins Kines RC, et al. Int J Cancer. 2016;138(4):901–11. Kines RC, et al. Mol Cancer Ther. 2018;17(2):565–74. Kines RC, et al. Cancer Immunol Res. 2021;9:693–706. DAMPs, damage-associated molecular patterns; HSPG, heparan sulfate proteoglycan; VDC, virus-like drug conjugate. 7

Ocular Oncology Bel-sar target indications: Primary uveal melanoma | Metastases to the choroid | Ocular surface cancers

# Bel-sar opportunities in ocular oncology represent a multi-billion-dollar addressable market

- With only ~100 ocular oncologists in the US/EU, a global launch may be accomplished with a small (<20) field-based team

## ~66,000 patients/year

Ocular oncology franchise total addressable market (US/EU)

**~35,000/yr[a,1–5]**
**Ocular surface cancers**

**~11,000/yr[6]**
**Primary uveal melanoma**



**Retinoblastoma**
**~500/yr[7]**

**Metastases to the choroid**
**~20,000/yr[6]**

[a]Includes conjunctival melanoma, primary acquired melanosis, squamous cell carcinoma and ocular surface squamous neoplasia.[1-5]

**1.** Yu G-P et al. *Am J Ophthalmol.* 2003;135(6):800-6. **2.** Triay E et al. *Br J Ophthalmol.* 2009;93(11):1524-8. **3.** Newton R et al. *Lancet.* 1996;347(9013):1450-1. **4.** Dalvin LA. *Br J Ophthalmol.* 2018;102(12):1728-1734. **5.** Sun EC et al. *Cancer Epidemiol Biomarkers Prev.* 1997;6(2):73-7. **6.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **7.** American Cancer Society. Key statistics for retinoblastoma. Available at: https://www.cancer.org/cancer/types/retinoblastoma/about/key-statistics.html. Accessed Sept 5, 2024.

Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction.

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# Bel-sar is in phase 3 for primary uveal melanoma, the most common primary intraocular cancer in adults

- Primary uveal melanoma is a high unmet medical need
- With no approved vision-preserving therapies, the current standard-of-care is radiotherapy – treatment that leads to legal blindness[4,5]

**Choroid is 90%** of the uvea[1]



~11,000/yr[3]
Choroidal melanoma
Iris
Ciliary body

**Uvea:** Choroid, ciliary body and iris

**Most common** primary intraocular cancer in adults[2,3]

**~80%** of patients diagnosed with **early-stage disease**[3]

**50%** of patients **develop metastasis** within 15 years (metastatic uveal melanoma)[2]

**Bel-sar has the potential to provide a treatment option that preserves vision**

**1.** Heiting, G. Iris/uvea of the eye. Available at: https://www.allaboutvision.com/en-gb/resources/uvea-iris-choroid/. Accessed Oct. 3, 2023. **2.** Kaliki S and Shields CL. *Eye (Lond)*. 2017;31(2):241-257. **3.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **4.** Jarczak J, Karska-Basta I, Romanowska-Dixon B. Deterioration of visual acuity after brachytherapy and proton therapy of uveal melanoma, and methods of counteracting this complication based on recent publications. Medicina (Kaunas). 2023;59(6):1131. **5.**. Tsui I, Beardsley RM, McCannel TA, Oliver SC, et al. Visual acuity, contrast sensitivity and color vision three years after iodine-125 brachytherapy for choroidal and ciliary body melanoma. Open Ophthalmol J. 2015;9:131-5.

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# Current treatment paradigm for primary uveal melanoma



Small
Medium
Large
Metastatic
SIZE (mm):
1
2.5 – 3
>10
Indeterminate lesions
Small melanomas
Risk Factors
Growth
Small CM
Enuc.
Observation
Radiotherapy
Radiotherapy
Systemic chemotherapy (KIMMTRAK®)
Incidence: Patients US/EU[a]
Local – Early (~8,000)
Local – Late (~2,300)
Metastatic (~2,000)

[a]Each figure represents ~250 persons.
Shields CL et al. Choroidal and ciliary body melanoma. Available at: https://eyewiki.aao.org/Choroidal_and_Ciliary_Body_Melanoma Accessed September 9, 2024. Singh AD, et al. *Ophthalmology*. 2005;112(10):1784–89. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **CM**, choroidal melanoma; **Enuc.**, enucleation.

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# High morbidity associated with current standard of care

**Up to 87% of primary uveal melanoma patients become legally blind over time in the eye treated with radiotherapy[1,2]**



Proportion of patients legally blind (BCVA ≤20/200) after brachytherapy[1,2]
100%
80%
60%
40%
20%
0%
Baseline
Year 1
Year 2
Year 3
Long-term



A
B

| | Radiotherapy[3–6] |
|---|---|
| **Adverse Event** | |
| Surgeries secondary to AEs (e.g., cataracts) | 40%+ |
| Radiation retinopathy | 40%+ |
| Neovascular glaucoma | 10% |
| Dry eye syndrome | 20% |
| Strabismus | 2%+ |
| Retinal detachment | 1–2% |
| Vision loss (≥15 letters) | ~70% |
| Long-term legal blindness (≤20/200) | ~90% |
| **Serious Adverse Event** | |
| Scleral necrosis | 0–5% |
| Enucleation/eye loss | 10–15% |
| Severe vision loss (≥30 letters) in HRVL | ~90% |

**1.** Jarczak J et al. *Medicina (Kaunas).* 2023;59(6):1131. **2.** Tsui I, et al. *Open Ophthalmol J.* 2015;9:131–5. **3.** Shields CL, et al. *Arch Ophthalmol.* 2000;118(9):1219–1228. **4.** Peddada KV, et al. *J Contemp Brachytherapy.* 2019;11(4):392–397. **5.** Shields CL et al. *Curr Opin Ophthalmol.* 2019;30(3):206–214. **6.** Kaliki S, Shields CL. *Eye.* 2017;31(2):241–257.

**AE**, adverse event; **BCVA**, best-corrected visual acuity; **HRVL**, high-risk for vision loss.

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Treatment Goals Bel-sar has the potential to be the Reduce metastasis Local tumor Vision No radiation- Improve safety risk with early control preservation related morbidity and quality of life first approved vision- treatment preserving therapy in In-office procedure primary uveal melanoma Delivery via Light activation with suprachoroidal injection standard ophthalmic laser Suprachoroidal Two injections (2 min. each) 30 min. apart 10-30 min. procedure Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction. 13

# Phase 2 trial of bel-sar for choroidal melanoma: Open-label, dose-escalation with suprachoroidal administration

**Trial design – 22 participants enrolled**

*Patient population representative of early-stage disease: Small choroidal melanoma and indeterminate lesions*

**Subtherapeutic regimens (N=10)**
1–2 doses (n=9); 2 cycles (6 doses; n=1)

**Therapeutic regimen (N=11)[a]**
3 cycles (9 doses)

| Cohort 1 (n=1) | Cohort 2 (n=3[b]) | Cohort 3 (n=2) | Cohort 4 (n=3) | Cohort 5 (n=3) | Cohort 6 (n=10) |
|---|---|---|---|---|---|
| 1 dose: 20 µg x 1 laser | 1 dose: 40 µg x 1 laser | 1 dose: 40 µg x 2 lasers | 2 doses: 40 µg x 2 lasers QW x 2 | 6–9 doses: 40 µg x 2 lasers QW x 3, up to 3 cycles | 9 doses: 80 µg x 2 lasers QW x 3, 3 cycles |
| (20 µg) | (40 µg) | (40 µg) | (80 µg) | (240–360 µg) | (720 µg) |

Total intended dose

## Endpoints

**Tumor progression**
Growth in tumor height ≥0.5 mm or ≥1.5 mm in LBD relative to baseline

**Visual acuity loss**
≥15 letters decrease from baseline

**Tumor thickness growth rate**
Change in rate of growth of tumor thickness

**Goal: To determine safety, optimal dose and therapeutic regimen with suprachoroidal administration**

*One cycle = Doses on days 1, 8, and 15.*
[a]12 patients enrolled, 1 patient who discontinued after 1 cycle due to unrelated SAEs is not included in data analysis (n=11). [b]Cohort 2: 2 participants were planned; third participant was additionally enrolled due to dose error in 1 participant.
**LBD**, largest basal diameter; **QW**, every week; **SAE**, serious adverse event. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. **Data on file, Aura Biosciences.**

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# Baseline characteristics

*All study participants*

| | All patients (n=22) |
|---|---|
| Female (%) | 54.5 |
| White, not Hispanic or Latino (%) | 100 |
| Subretinal fluid at screening (%) | 100 |
| Orange pigment at screening (%) | 86.4 |
| Documented growth prior to screening (%) | 86.4 *(100% of therapeutic group)* |
| Mean age at screening (years, ± SD) | 59.2 (±16.5) |
| Mean baseline BCVA in study eye (ETDRS letters, ± SD) | 83.2 (±7.2) |
| Mean baseline LBD (mm, ± SD) | 8.5 (±1.4) |
| Mean baseline tumor thickness (mm, ± SD) | 2.0 (±0.5) |
| Mean tumor distance to closest vision-critical structure at screening (mm, ± SD) | 2.0 (±2.3) |
| Tumors at high risk for vision loss (%)[a] | 73% *(80% [8/10] of therapeutic group)* |

[a]High risk for vision loss defined as tumor edge within either 3 mm of foveal center or 3 mm of optic disc edge.

**BCVA**, best-corrected visual acuity; **ETDRS**, Early Treatment Diabetic Retinopathy Study; **LBD**, largest basal diameter. **Data on file, Aura Biosciences.**

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High tumor control rates with therapeutic regimen in phase 3-eligible patients with active growth Phase 3-eligible 100% participants 80% 80% Tumor control Dose/ Regimen n rate, % High local complete response rate at 12 60% Subtherapeutic regimen months follow-up ≤2 cycles 10 20% (2/10) 40% a 80% tumor control rate at Therapeutic regimen 20% 12 months among the 10 20% phase 3-eligible patients b 3 cycles, phase 3-eligible 10 80% (8/10) in the 3-cycle cohorts 0% Subtherapeutic Therapeutic (n=10) (n=10) Median dose 140 µg 720 µg (IQR): (80–160) (390–720) a Local complete response, or CR, in early-stage choroidal melanoma is described as tumor control and complete arrest of tumor growth by ocular oncologists. b One participant with circumpapillary tumor that did not meet phase 3 criteria is not included. LBD, largest basal diameter. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. 16 Participants with tumor control at 12 months, %

Rate of tumor growth with bel-sar treatment P < 0.0001 In phase 3-eligible 1.0 0.5 Untreated patients, the 3-cycle projected growth rate 0.351 regimen resulted in 0.4 0.5 cessation of growth Pre-treatment 0.3 among responders (N=8) actual growth rate 0.0 0.2 Post-treatment 0.1 0.011 actual growth rate -0.5 0.0 -1.0 -0.1 -450 -360 -270 -180 -90 0 90 180 270 360 450 Pre-treatment Post-treatment growth rate growth rate Days Tumor thickness growth rates/slopes estimated using Mixed Models for Repeat Measures (MMRM); random intercept and slope model for Historical and Study periods. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. 17 Rate of tumor growth ± SE, mm/yr Tumor thickness (mm)

Median change in BCVA in phase 3-eligible participants with therapeutic regimen a (N=10) Visual acuity was 5 preserved in 90% of 0 • Vision preservation in phase 3-eligible 9/10 participants • Loss of 18 letters in one patients receiving a -5 patient with progression of -5 preexisting juxtafoveal fluid under fovea bel-sar therapeutic -10 regimen Vision loss threshold (−15 letters) -15 • 80% were at high risk of vision 0 13 26 39 52 Study week (relative to first dose in Cycle 1) loss with tumors < 3 mm to the fovea or optic nerve b Populations Patients (n) Vision failures (n) Vision preservation rate (%) • 90% visual acuity preservation All dose cohorts supports the potential for All treated patients 22 1 95% bel-sar to be a front-line therapy Subtherapeutic for early-stage disease ≤2 cycles 10 0 100% Therapeutic a 3 cycles and phase 3-eligible 10 1 90% a b One participant with circumpapillary tumor that did not meet phase 3 criteria is not included. Vision acuity loss defined as ≥15 letters decrease from baseline in ETDRS BCVA letter score. BCVA, best-corrected visual acuity; ETDRS, Early Treatment Diabetic Retinopathy Study. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. 18 BCVA change from baseline (ETDRS letter score)

Phase 2 safety outcomes (bel-sar/laser-related) All treated participants (n=22)* Drug/laser-related Grade I Grade II Grade III-V Total adverse events Bel-sar treatment Anterior chamber inflammation** 4 (18.2%) 0 0 4 (18.2%) had a favorable Anterior chamber cell** 2 (9.1%) 0 0 2 (9.1%) safety profile Eye pain 2 (9.1%) 0 0 2 (9.1%) Anisocoria 1 (4.5%) 0 0 1 (4.5%) • No posterior inflammation Conjunctival edema 1 (4.5%) 0 0 1 (4.5%) • No treatment-related SAEs Cystoid macular edema 1 (4.5%) 0 0 1 (4.5%) • No grade 3–5 treatment- Pupillary reflex impaired 1 (4.5%) 0 0 1 (4.5%) related AEs Salivary gland enlargement 0 1 (4.5%) 0 1 (4.5%) **Median duration 6 days (IQR: 3–10 days); All resolved with no or minimal treatment; If topical steroids given, median treatment duration 6 days * Table presents participants with AEs related to bel-sar or laser by severity and overall; participants with >1 AE are counted in the highest severity group AE, adverse event; SAE, serious adverse event; IQR, interquartile range ClinicalTrials.gov Identifier: NCT04417530; AU-011-202. Data on file, Aura Biosciences. 19

# Bel-sar for small choroidal melanoma or indeterminate lesions: Global phase 3 CoMpass trial now enrolling

**Target enrollment ~100 participants globally**

Anticipated sites in North America, Europe, Middle East and Asia-Pacific Regions



Participants with small choroidal melanoma or indeterminate lesions
Randomize 2:1:2
80 µg bel-sar treatment arm (n=40)
40 µg bel-sar treatment arm (n=20)
Sham control arm (n=40)
15-month primary efficacy analysis

## Primary endpoint

**Time to tumor progression**

Increase in tumor thickness ≥0.5 mm or ≥1.5 mm in LBD

## First key secondary endpoint

**Time to composite endpoint: Tumor progression or visual acuity failure**

Increase in tumor thickness ≥0.5 mm or ≥1.5 mm in LBD OR ≥15 decrease in ETDRS-BCVA letter score from baseline

Received **fast track** and **orphan drug designations**

An **SPA agreement** indicates concurrence by the FDA that the design of the trial can adequately support a regulatory submission

**BCVA,** best-corrected visual acuity; **ETDRS,** Early Treatment Diabetic Retinopathy Study; **LBD**, largest basal diameter; **SPA**, Special Protocol Assessment.
ClinicalTrials.gov Identifier: NCT06007690; AU-011-301.

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j 11 1 .0 ..0 0 + C + C ens ens o o red red Time to tumor 00 0 .8 ..8 8 progression 00 0 .6 ..6 6 P = 0.0005 Change from baseline in thickness ≥0.5 mm; or in LBD ≥1.5 mm 0.4 0 0..4 4 confirmed by at least one repeat Phase 2 final data assessment 00 0 .2 ..2 2 represented using 00 0 .0 ..0 0 planned phase 3 Therapeutic 0 0 1 100 00 2 200 00 3 300 00 4 400 00 5 500 00 0 100 200 300 400 500 n=10 Treatment duration (days) endpoints Subtherapeutic 11 1 .0 ..0 0 + Censored n=10 + Censored Kaplan-Meier analysis simulation 00 0 .8 ..8 8 of time-to-event Time to composite 00 0 .6 ..6 6 endpoint 00 0 .4 ..4 4 P = 0.0008 Time to tumor progression or vision acuity failure (≥15 letter loss in 0.2 0 0..2 2 ETDRS-BCVA), whichever occurs earlier 00 0 .0 ..0 0 0 0 1 100 00 2 200 00 3 300 00 4 400 00 5 500 00 0 100 200 300 400 500 Treatment duration (days) Study duration 12 months. Participants either had an event or were censored at the last visit; some had their Week 52 visit after 365 days. Any events at the final visit are assigned to the actual time of that visit. Log-rank test p-value based on unsimulated original Kaplan-Meier curves. BCVA, best-corrected visual acuity; ETDRS, Early Treatment Diabetic Retinopathy Study; LBD, largest basal diameter. ClinicalTrials.gov Identifiers: NCT04417530; AU-011-202 (phase 2); NCT06007690; AU- 011-301 (phase 3). Data on file, Aura Biosciences. 21 Survival probability Survival probability

Phase 2 data support phase 3 assumptions Robustness analysis of tumor control rates 100% Overall rate P < 0.05 P < 0.005 in phase 2 80% 2x “worse” than phase 2 60% 2x “worse” Actual data 94% Actual data 93% than phase 2 (Δ60) >99% power (Δ60) >99% power power (Δ30) power (Δ20) 40% Overall rate Actual rate in phase 2 with documented 20% growth in phase 2 0% Sham Bel-sar Same dose, regimen, route of administration, range of tumor sizes, and reading center as phase 2 trial Phase 3 • Similar population to phase 2 participants receiving the therapeutic regimen trial design • Enriching for early documented growth; phase 3 randomization stratified by growth rate ClinicalTrials.gov Identifier: NCT06007690; AU-011-301. 22

# Bel-sar opportunities in ocular oncology represent a multi-billion-dollar addressable market

- With only ~100 ocular oncologists in the US/EU, a global launch may be accomplished with a small (<20) field-based team

## ~66,000 patients/year

Ocular oncology franchise total addressable market (US/EU)

**~35,000/yr[a,1–5]**
**Ocular surface cancers**

**~11,000/yr[6]**
**Primary uveal melanoma**



**Retinoblastoma**
**~500/yr[7]**

**Metastases to the choroid**
**~20,000/yr[6]**

[a]Includes conjunctival melanoma, primary acquired melanosis, squamous cell carcinoma and ocular surface squamous neoplasia.[1-5]

**1.** Yu G-P et al. *Am J Ophthalmol.* 2003;135(6):800-6. **2.** Triay E et al. *Br J Ophthalmol.* 2009;93(11):1524-8. **3.** Newton R et al. *Lancet.* 1996;347(9013):1450-1. **4.** Dalvin LA. *Br J Ophthalmol.* 2018;102(12):1728-1734. **5.** Sun EC et al. *Cancer Epidemiol Biomarkers Prev.* 1997;6(2):73-7. **6.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **7.** American Cancer Society. Key statistics for retinoblastoma. Available at: https://www.cancer.org/cancer/types/retinoblastoma/about/key-statistics.html. Accessed Sept 5, 2024.

Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction.

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# Metastases to the choroid: Phase 2 trial expected to begin in 2024

## Planned Study Design (n=12*)

| Cohort 1 | Cohort 2 | Cohort 3 | Cohort 4 |
|---|---|---|---|
| (N=3) | (N=3) | (N=3) | (N=3) |
| 80µg<br>1 cycle | 160µg<br>1 cycle | 200µg<br>1 cycle | 200µg<br>2 cycles |

**Study Objectives**

- Safety/dose-limiting toxicity
- Efficacy
  - Change in tumor size
  - Change in vision letter score

**Study Population**

- Patients with unilateral, unifocal metastases to the choroid
- Breast or lung primary
- No changes in concurrent systemic medications planned

**Highlights:** Primary endpoint at one-month post-treatment; possibility to see tumor shrinkage and vision improvement

*3+3 Design. Each cohort to have a minimum of 3 and a maximum of 6 patients

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Urologic Oncology Bel-sar target indications: Non-muscle-invasive bladder cancer | Muscle-invasive bladder cancer

Bladder cancer is a global high unmet medical need Non-Muscle Invasive Bladder Cancer Muscle Invasive Bladder Cancer ~500,000 1 New cases/ year globally >200,000 NMIBC 1 New cases/year US, Europe & Asia >60,000 MIBC Unmet Need Unmet Need 1 New cases/year US, Europe & Asia Recurrence, multiple TURBT surgeries, Progression of disease, loss of bladder/cystectomy, progression of disease, loss of metastasis and survival bladder/cystectomy 1. Bladder cancer. Putnam & Assoc. Epidemiology Analysis. MIBC, muscle-invasive bladder cancer. NMIBC, non-muscle-invasive bladder cancer; TURBT, transurethral resection of the bladder. 26

# Current treatment paradigm for bladder cancer


Low grade – Low & intermediate risk
High risk papillary disease
CIS – BCG unresponsive
Progression
Adjuvant therapy
TURBT
BCG >6 tx
Intravesical Chemotherapy
recurrence
Adjuvant therapy
TURBT
BCG >6 tx
Intravesical Chemotherapy
recurrence
Adjuvant therapy
Intravesical gene therapy (Adstiladrin®)
Systemic immunotherapy (Keytruda®)
Intravesical immunotherapy (Anktiva®)
Cystectomy
Prevalence[a,1]
Patients (US)
(~80,000)
(~20,000)
(~4,000)

[a]Each figure represents 1000 persons.

1. Holzbeierlein JM et al. *J Urol.* 2024;212(1):3–10. Holzbeierlein JM et al. *J Urol.* 2024 Apr;211(4):533-538. Internal Aura epidemiology of market size data on file.

*BCG, Bacillus Calmette-Guérin; CIS, carcinoma in situ; TURBT, transurethral resection of the bladder.*

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Treatment Goals Focal treatment Stimulate anti- Improvement in Reduce risk Avoid TURBT / with direct tumor tumor specific safety and quality of recurrence operating room cell killing T cell response of life Bel-sar has the In-office procedure potential to be a front-line therapy Bel-sar can potentially decrease risk of recurrence, reduce need for chemotherapy, and prevent bladder loss Local administration and light activation with standard cystoscope MIBC, muscle invasive bladder cancer; NMIBC, non–muscle-invasive bladder cancer; TURBT, transurethral resection of the bladder. 28

Bel-sar’s local administration aligned with current urologic oncology practice Bel-sar as potential No virus replication or viral shedding front-line therapy in NMIBC may be Lasers and bladder injections (e.g. botox) are commonly used optimized for in office- based procedure Goals of treatment with bel-sar Focal treatment with direct tumor cell killing Bel-sar has a dual mechanism of action and its local Stimulate anti-tumor specific t-cell response administration is aligned with clinical practice Reduce risk of recurrence Avoid TURBT / operating room NMIBC, non–muscle-invasive bladder cancer; TURBT, transurethral resection of the bladder. 29

# Phase 1 trial for bladder cancer designed to evaluate safety, feasibility, and MoA

## 21 participants

TURBT and cystectomy patients
NMIBC and MIBC patients

**Part 1 (n=5)**

**Bel-sar alone**

**Completed**

No treatment-related AEs, SAEs, or dose-limiting toxicities were seen in the 5 patients

**Part 2 (n=16)**

**Bel-sar + focal light activation**

| NMIBC | MIBC |
|---|---|
| n=10 | n=6 |

**Ongoing**

## Study objectives

- Safety & dose-limiting toxicity
- Feasibility of technique
- Focal distribution of bel-sar
- Focal necrosis
- Markers of immune activation

**AE,** adverse event; **MIBC,** muscle invasive bladder cancer; **MoA,** mechanism of action; **NMIBC,** non-muscle invasive bladder cancer; **SAE,** serious adverse event; **TURBT,** transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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# Clinical complete response with immune activation after single dose confirmed by histopathology

## Phase 1 preliminary data: Light-activated cohort (n=1)


BLADDER LUMEN
Urothelium
Lamina propria
Muscle
Injection of AU-011
AU-011 binds to the tumor
Drug activation via infrared light
Tumor necrosis

TURBT



Pathology

**Day 1**

- Diagnostic pathology shows non-invasive, low grade urothelial carcinoma
- Injection of bel-sar (100 ug) performed within tumor and below tumor
- Aura present with urologist

**Day 2**

- Urologist performs light activation with 689 nm infrared light (75 J/cm$^2$)
- ~5 min duration
- Aura present with urologist

**Day 3–7**

**Day 9**

- Urologist performs TURBT in area where tumor used to be present
- Pathology shows denuded urothelial mucosa, no cancer cells; focal ulcer and chronic inflammation (eosinophils/lymphocytes)

TURBT, transurethral resection of the bladder. Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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# Clinical complete response with immune activation after single dose confirmed by histopathology (part 2; first patient)

Evidence of complete response by absence of tumor cells, as well as immune activation, after single dose treatment in first patient

**Example of papillary carcinoma (Ta)**



**Papillary urothelial carcinoma**

**7 days after bel-sar treatment**


Immune infiltrate
Necrosis

Post-treatment TURBT demonstrating necrosis, inflammatory infiltrate, and no residual carcinoma. Circled region shows area of necrosis; arrow indicates edge of inflammatory infiltrate.

**H&E stain**

Pre-injection bladder biopsy demonstrating low-grade papillary urothelial carcinoma; non-invasive

**H&E,** hematoxylin and eosin; **TURBT,** transurethral resection of the bladder. Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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# Company highlights

## Corporate

- **Strong cash position** – expected to fund operations into **2H 2026**
- **Experienced leadership** team across functions

## Urologic Oncology Therapeutic Area

- Phase 1 trial - clinical complete response in first patient with single dose
- Company expects to present early NMIBC data from ongoing phase 1 trial at a urologic oncology investor event in October 2024

## Ocular Oncology Therapeutic Area

**Primary uveal melanoma**

- **Global phase 3 CoMpass** trial actively enrolling
- **Special Protocol Assessment (SPA)** agreement with FDA
- Phase 3 assumptions **supported by phase 2 data**

**Metastases to the choroid**

- **Phase 2** trial planned to initiate **in 2024**
- Second ocular indication **potentially doubles market opportunity**[1]
- **Initial data** expected by year **end 2024**

1. ClearView & Putnam & Assoc. Epidemiology Analysis Choroidal Melanoma and Choroidal Metastasis. **FDA**, United States Food and Drug Administration. **NMIBC**, non-muscle-invasive bladder cancer.
Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction.

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